EXHIBIT 99.2


UNITED MIZRAHI BANK LTD.

                                SECURED DEBENTURE

                         Made this 20th day of July 2005

By Ophthalmic Imaging Systems, a California corporation, of 221 Lathrop Way, Suite I, Sacramento, CA 95815, USA (hereinafter referred to as "the Company")

In favour of United Mizrahi Bank Ltd (hereinafter referred to as the "Bank") in accordance with the Company's bylaws and articles of incorporation and all the other provisions that grant the Company power in such respect and in accordance with a resolution of the Company's board of directors of July 20th, 2005.

Whereas the Company and/or Medivision Medical Imaging Ltd. (hereinafter referred to as "Medivision"; the company and Medivision together shall referred to as the "Client") has obtained and from time to time will obtain from the Bank credit, documentary credit, various loans, current and other account overdrafts, indemnities, bonds and guarantees for the Company or for others at the Company's request, the discounting of bills, the grant of various banking facilities and extensions and other miscellaneous banking services (hereinafter jointly and severally referred to as the "Banking Services") on such terms as have been and/or are in future from time to time agreed in respect of each banking service.

And whereas it has been agreed between the Company and the Bank that the Company will, by this Debenture, secure all its and/or Medivision's debts and liabilities to the Bank of every type and kind whatsoever, whether in Israeli currency or in any foreign currency whatsoever, as set out below, in addition to all the collateral that has been and/or is in future given to the Bank.

Now therefore this Debenture witnesseth as follows -

1.    (a)   This  Debenture  has been  issued  to secure  the full and  punctual payment of all the amounts, whether in Israeli shekels or in any foreign currency, now and in future due to the Bank from the Company and/or Medivision in any manner or way and for any reason, whether or not the amounts are due from the Client in connection with the provision of the Banking Services, whether due from the Client alone or together with others, whether the Client has already become liable for them or becomes liable for them in the

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            future,  as debtor and/or guarantor and/or otherwise  (including the
            Client's liability in accordance with bills that have been or are in future delivered to the Bank either by the Client or by third parties for discounting or as security and/or pursuant to any other liability of the Client to the Bank), that are now and/or in future due, payable prior to or after realisation of the collateral hereby given, absolutely or contingently due, directly or indirectly due, due pursuant to the Client's original obligation or formulated in a court judgment or otherwise -

            * up to the sum of $ 2,000,000 (Two million Dollars)

            plus interest, commissions and all expenses whatsoever, including the costs of realisation, advocates' professional fees, insurance fees, stamp duty and other payments pursuant to this Debenture, with the addition of linkage of any type now or in future due from the Client to the Bank in any way in respect of linked principal and linked interest (all the aforegoing amounts being hereinafter referred to as "the Secured Sums").

      (b) Secured Sums that are now or in future due to the Bank from the Client in any foreign currency shall be deemed secured by this Debenture only insofar as, in respect of the transaction pursuant whereto they are due, an appropriate permit from the competent authorities in Israel is given in advance or after the event, so long as such a permit is legally necessary.

2.    The Client  hereby  undertakes  to pay the Bank  every one of the  Secured
      Sums:

      (a) on its agreed due date, if it has been agreed between the Bank and the Client that the particular amount is payable on a particular date;

      (b) at the end of seven days from the date of the Bank's sending its first written demand to the Client, if a due date has not been agreed as provided in paragraph (a) above.

3.    (a)   The Bank may  decline to accept  accelerated  payment of the Secured
            Sums or any of them prior to their due date.

            The Client or anyone whose right might be impaired by the grant of this Debenture or its realisation shall have no right pursuant to section 13(b) of the Pledges Law, 5727-1967 or any other statute.

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      (b)   In the event that the Bank agrees to the  Client's  application  for accelerated payment of any amount on account of the Secured Sums, it may charge and collect from the Client interest until the due date of the amount accelerated or interest for six months after the payment, whichever is the shorter period.

4.    (a)   The Bank may compute  interest  on the Secured  Sums at such rate as has been or is in future from time to time agreed between it and the Client. In cases in which the interest rate has not been agreed, the Bank may fix the interest rate and give notice thereof to the Client. The Client shall be charged such interest rates as aforesaid and the Bank may add them to principal at the end of each quarter or at the end of any other period, as determined by it.

      (b) In the event of default in payment of all or any of the Secured Sums, they shall bear default interest at the rate agreed upon in the agreement for the provision of the Banking Services. In the absence of a provision with regard to default interest in those agreements, the Secured Sums shall bear interest at the maximum rate prevailing at the Bank in respect of unauthorised withdrawals and defaults on an approved overdraft account, but not less than 2% more than the interest rate fixed in the agreement for the provision of any banking service.

      (c) In the event that the Bank becomes entitled to realise the collateral under this Debenture it may increase the interest rates of the Secured Sums to the maximum rate for the time being prevailing at the Bank in respect of unauthorised withdrawals and defaults on an approved overdraft account.

5. To secure the full and punctual discharge of all the Secured Sums, the Company hereby grants to the Bank and its successors:

      (a) a first charge and security interest over the whole enterprise and all the equipment, assets, monies, general intangibles, property and rights, including revenue therefrom, of every type whatsoever without exception that the Company now or in future at any time has in any way whatsoever, including its insurance rights in respect thereof, and every right to compensation or indemnity that the Company in future has against any third party by reason of the loss, damage or expropriation of its property or any of it. Without derogating from the aforesaid, the charge shall include any and all inventory of the Company, wherever located, including any and

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            all raw materials,  work-in-progress  and finished goods and any and all tangible personal assets and properties of the Company, wherever located, including (without limitation) any and all accessions,
            accessories,   additions,  deposit  accounts,  equipment,  fixtures,
            furnishings,   goods,  inventory,  investment  property,  machinery,
            materials,  parts,  proceeds,  replacements,   supplies,  tools  and
            vehicles, whether or not located upon or affixed to any of the foregoing (hereinafter referred to as the "Charged Assets"); and

      (b) a first ranking fixed charge, pledge and security interest over the Company's goodwill, as currently and at any time in future existing (hereinafter referred to as the "Charged Goodwill");

      (c) A first charge and security interest over any and all accounts receivable of the Company, that the Company now or in the future has in any way whatsoever, which shall include all accounts and other rights to receive payments for goods and other products sold or leased or for services rendered, whether or not earned by performance, recognized by the referenced person or recorded on its books and records, and irrespective of whether any may be characterised as accounts, chattel paper, choses-in-action, contract rights, general intangibles, instruments, invoices, notes, payment intangibles or otherwise in any document, by any person or under any applicable law; and all proceeds thereof;

      (d) a first charge and security interest over all the rights, including intellectual property rights, of the Company as set forth in Appendix A (hereinafter referred to as the "Charged Intellectual Property Rights").

      (e) a fixed charge, pledge and security interest over the marine or air bills of lading, documents of title in respect of goods, warehousing certificates, delivery notes, goods, orders, documentary letters of credit, postal receipts or other documents that are customary in international trade and attest to title to goods or merchandise (hereinafter referred to as "the documents"), that the Company now or in the future has in any way whatsoever, including all the insurance rights whatsoever against the Israeli Foreign Trade Risks Corporation Ltd or any other insurance company and every right to compensation or indemnity that the Company now or in future has against third parties by reason of loss, damage or expropriation of the goods or merchandise. On their being given to the Bank as aforesaid they shall be deemed subject to a first ranking fixed charge, pledge and security

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            interest  in  favour  of the Bank in  accordance  with the terms and conditions of this Debenture;

      (f) a fixed charge, pledge and security interest over all those securities, documents and bills of others, that the Company now or in the future has in any way whatsoever (hereinafter referred to as "the Charged Documents"). The Bank shall be relieved of having to do any act whatsoever in connection with the Charged Documents and shall not be liable for any damage occasioned in connection therewith, and the Company undertakes to indemnify the Bank in the event that a claim is made against the Bank by others in respect of such damage. The Company hereby waives in advance any pleas of prescription in respect of the Charged Documents;

      (g) the "Charged Assets", the "Charged Goodwill", the "Charged Intellectual Property Rights", the "Documents" and the "Charged
            Documents", and every other charge mentioned in this clause is hereinafter referred to as the "Charged Property".

6.    The Company hereby warrants as follows:

      (a) that the Charged Property is not charged or pledged to others or attached in any way, save as set out below:

            Laurus master fund Ltd. has a Subordinated Indebtedness to United Bank Mizrahi.

      (b) that the Charged Property is owned by it and in its sole possession or in the possession of the Bank;

      (c) that there is no legal, contractual or other restraint or condition governing the transfer, charge or pledge of the Charged Property;

      (d) that it may pledge or charge the Charged Property in any way whatsoever;

      (e) that no assignment of right or other transaction has been made that derogates from the value of the Charged Property;

      (f) that it received the necessary consents and/or waivers (if any) from the shareholders or investors pursuant to the articles of incorporation and bylaws of the Company or the various investment agreements.

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      (g)   that the Company is the owner  and/or  holds the rights of use under license or agreement, of all the intellectual property required by the Company for the purpose of its business;

      (h) that to the best of its knowledge, the Company is not currently in breach and there are no proceedings against it in connection with any breach of any intellectual property rights of any third party;

7.    The Company hereby undertakes to the Bank as follows:

      (a)   to keep the Charged Property in its possession;

      (b) to use and deal with the Charged Property with the greatest of care and to notify the Bank of any damage or fault occurring to it and to repair any damage, defect or fault occurring to the Charged Property by reason of its use or otherwise and to be liable to the Bank for any such breakdown, damage, defect or fault as aforesaid;

      (c) to allow the Bank's representative at any time to attend and examine the condition of the Charged Property in situ;

      (d) not, without obtaining the Bank's prior written consent, to sell, lease out, move elsewhere or howsoever deliver up the Charged Property or any of it, save for sales, transfers and leases of business inventory made in the ordinary course of the Company's business;

      (e) not to sell, lease out, move elsewhere, deliver up or grant to others any right to use the Charged Property without obtaining the Bank's prior written consent;

      (f) forthwith to notify the Bank of the imposition of an attachment over the Charged Property and/or the Charged Assets and/or any of them and forthwith to notify the attacher of the charge in favour of the Bank and at the Company's expense forthwith and without delay to take all steps in order to remove the attachment. If the Company does not take such steps as aforesaid, the Bank may (but need not) take all steps to remove the attachment, and the Company shall be liable immediately to pay the Bank

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

            all the expenses involved therein (including the professional fees of the Bank's advocates);

      (g) not howsoever to charge the Charged Property or any of it with rights that are pari passu with or prior or inferior to the Bank's rights and not to assign any right that the Company has in the Charged Property without obtaining the Bank's prior written consent;

      (h) to be responsible for the genuineness and accuracy of all signatures, endorsements and particulars on bills, documents and securities that have been and/or are in future given to the Bank as collateral;

      (i) to pay on due date all the taxes, municipal rates, levies and other mandatory payments legally imposed over the Charged Property and to furnish the Bank, on demand, with all the receipts for such payments, and if the Company does not duly make such payments, the Bank may make them at the Company's expense and charge it the payments, plus expenses and interest at the maximum rate. Those payments are secured by this Debenture;

      (j) to keep books of account and permit the Bank or its representative at any time to examine the books. The Company undertakes to assist the Bank or its representatives and to give them on demand balance sheets, documents and any information required by them, including explanations in connection with the financial and operational state of the Company and/or its business;

      (k) the Company has attached hereto a full list of all its intellectual property and shall submit to the Bank any update or variation to the list that may occur.

8. Throughout the subsistence of this Debenture, the Company undertakes as follows:

      (a)   deleted ;

      (b) not howsoever to pay its shareholders (other than Medivision) any loan or funds that the shareholders have lent or do in future lend to the Company or any funds that they have invested and/or do in future invest in the Company;

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

      (c) not to give its shareholders any loan or credit whatsoever without the Bank's written consent;

      (d) to procure that its shareholders (other than Medivision) undertake to the Bank not to demand or claim any such monies as aforesaid from the Company and if for any reason amounts are nevertheless due to them from the Company, to return the said amounts to the Bank for them to be applied in discharge of the said amounts.

9.    (a)   The  Company  hereby  undertakes  at all  times to keep the  Charged
            Property insured in its full value against all Elementary risks and to transfer to the Bank, to the limit of this Debenture, the rights deriving from the insurance certificates, duly to pay all the insurance fees and to deliver to the Bank all the insurance certificates and the receipts for payment of the insurance fees.

      (b) Without prejudice to the aforegoing and in addition thereto the Company undertakes to give the insurance company through which the Charged Property is insured irrevocable instructions to transfer all monies that are due to the Company pursuant to the Charged Property insurance policy solely to the Bank. The Company further undertakes to provide the Bank with the said insurance company's undertaking and to notify the Bank of the date of termination of any insurance policies taken out by it at least 30 days prior to their expiration.

      (c) In each of the under-mentioned cases the Bank may, at its sole discretion, insure the Charged Property in the name of the Bank and charge the cost of the insurance fees to the Company's account:

            (1) if the Charged Property is not insured to the satisfaction of the Bank;

            (2) if within 10 days of the execution of this Debenture the Company does not provide the Bank with insurance certificates in respect of the Charged Property to the Bank's absolute satisfaction;

            (3) if 30 days prior to the expiration of the Charged Property insurance the Company does not provide the Bank with Charged Property insurance certificates. In the event that the insurance is arranged by

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                  the Bank as  aforesaid,  the Bank  shall not be liable for any fault or defect discovered in connection with the insurance. Amounts that are paid as such expenses and insurance fees as aforesaid are secured pursuant to this Debenture.

      (d) All the rights deriving from such property insurance as aforesaid, including rights under the Property Tax and Compensation Law, 5721-1961 as in force from time to time or in accordance with any other law, whether or not transferred to the Bank as aforesaid, are hereby made subject to a first ranking fixed charge, pledge and security interest in favour of the Bank.

      (e) In connection with the Company's property insurance it hereby appoints the Bank as its sole attorney in fact and grants it exclusive rights, in the name of the Company, to negotiate, agree to settlements and compromise with and waive and accept funds from insurance companies and apply them in discharge of the Secured Sums. The said power of attorney is irrevocable since third party rights are dependent thereon. The Company shall have no complaints in connection with settlements, waivers and compromises that the Bank makes with insurance companies. The Bank will exercise it's rights only if the company is no longer active or in the event that the Bank is entitled to demand immediate repayment of the Secured Sums.

      (f) The Company undertakes, on the Bank's first demand, to sign all applications, documents and certificates necessary or desirable for the performance of the Company's obligations contained in this clause. The Company further undertakes not howsoever to cancel or modify any of the aforegoing insurance conditions without the Bank's prior written consent.

10.   (a)   The  collateral  that has been  given to the Bank  pursuant  to this
            Debenture is of perpetual character notwithstanding settlement of all or any of the Company's accounts and it shall remain in force until the Bank confirms in writing that this Debenture is void.

      (b) Should the Bank have been or in future be given collateral or guarantees for payment of the Secured Sums, all the collateral and guarantees shall be independent of each other.

      (c) Should the Bank compromise with or grant forbearance or a concession to the Company, should the Bank alter the Company's obligations in

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            connection   with  the  Secured  Sums  or  release  or  waive  other
            collateral or guarantees, the same shall not alter the nature of the collateral created pursuant to this Debenture and all the collateral and obligations of the Company pursuant to this Debenture shall remain in full force and effect.

11. The Bank shall have rights of possession, lien and set-off over all the amounts, assets and rights, including securities, currency, gold, bank notes and documents for goods, insurance policies, bills, cheques, obligations, deposits, collateral and the proceeds thereof, that are at the Bank at any time to or for the credit of the Company, including those given for collection, security, safe keeping or otherwise. The Bank may withhold the said assets until full discharge of the Secured Sums or sell them and apply all or any of the proceeds of sale in discharge of the Secured Sums.

      In the event that the amounts that are set off are deposited in foreign currency, the Company hereby grants the Bank authority and instructions to sell the foreign currency balance at the rate obtainable for it by the Bank.

12. The Bank may at any time charge any of the Company's accounts with it with any amount now or in future due to it from the Company and apply any amount that it receives from or for the Company to the credit of such account as it deems fit and transfer any amount standing to the Company's credit in any account with it to any other account with it as the Bank deems fit.

13. Having regard to the fact that the amounts that are now and in future due to the Bank from the Company on account of the Secured Sums can be both in Israeli currency and in foreign currency, it is hereby agreed and declared that the Bank and the receiver, as the case may be, may convert Israeli currency in their possession to foreign currency as necessary for the full or partial discharge of the Secured Sums that are due to the Bank in foreign currency and convert foreign currency in their possession to Israeli currency, at the official rates of exchange existing in Israel at the time when any such conversions are actually made by either of them.

      The expression "rate of exchange" means:

      (a) in respect of the time when there is a restraint by Israeli law in respect of the free use of foreign currency in Israel - the highest amount of Israeli currency that an Israeli resident is required to pay for a unit of the currency


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            of such  debt to an  entity  duly  licensed  to trade in  Israel  in foreign currency, together with the bank commission for such transaction;

      (b) in respect of the time when there is no such restraint - the highest price for the purchase of a unit of the currency of such debt existing at the Bank of Israel in respect of bank telegraphic withdrawals on a city for the time being known as one of the financial centres of the state in which the currency of the debt is legal tender or on New York, at the option of the Bank, together with the bank commission for such transaction.

14. Without prejudice to the generality of the provisions of this Debenture, the Bank may in any of the under-mentioned cases call for the immediate payment of all or any of the Secured Sums, without prior notice to the
      Company:

      (a) if the Client does not discharge to the Bank on the due date or dates any of the Secured Sums due to it;

      (b) if a voluntary winding-up resolution is passed by the Company and/or Medivision or if a winding-up order is issued against it by the court or if the court calls a creditors meeting for the purpose of finding an arrangement with them or if the Company's name has been removed or is about to be removed from any register operated by law;

      (c) if a (provisional or permanent) receiver, receiver and manager or liquidator is appointed over the Company's assets or any of them;

      (d) if an attachment is imposed over all or any of the Company's assets or over any of the collateral given by the Company to the Bank or if any act of execution is taken against it;

      (e)   if the Company stops paying its debts or carrying on its business;

      (f) if the work or a substantial part of it is stopped for two or more months;

      (g) if all or any of the Company's assets are burned, lost or otherwise damaged;

      (h) if it appears to the Bank, at its absolute discretion, that there has been a change in the authority over the Company, in comparison with the situation existing on the date hereof, by a voluntary share transfer or otherwise,

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

            save for the transfer of the authority in good faith to a transferee who holds at least 10% of the company's shares on the date hereof, and save for transfer of the authority to the shareholders of Medvision.

      (i) if a receivership or bankruptcy order is awarded against any of the Company's guarantors (in the event that the Secured Sums are inter alia also secured pursuant to guarantees) or in the event of the death of a guarantor or in the case of a guardian being appointed for the person or estate of a guarantor and the Company does not provide the Bank within seven days of the occurrence of any of the aforegoing with a guarantee and undertaking signed by a person or entity agreed in advance by the Bank and in such terms as prescribed by the Bank, pursuant whereto that person or entity will guarantee the Bank the full and punctual payment of the said sums. The provisions of this sub-clause shall also apply mutatis mutandis to such person or entity as though that person or entity were the original guarantor and also to their successors;

      (j)   if the  Bank,  at its  absolute  discretion,  takes  the view that a
            material   event  has  occurred  that  might  impair  the  Company's
            financial capacity;

      (k) if, at the Bank's absolute discretion and in its exclusive estimation there is a material deterioration in the value of the collateral that has been given to secure payment of the Secured Sums;

      (l) if the Company is required to accelerate the discharge of debts that it owes to other creditors;

      (m) if the Company breaches or does not perform any of its obligations that are contained in this Debenture and/or any agreement and/or instrument and/or contract made in the past and/or future between the Company and the Bank;

      (n) if it transpires that any material warranty of the Company in this Debenture and/or any contract made in the past and/or future between the Company and the Bank is incorrect and/or inaccurate.

      (o) if the Company alters its articles of incorporation or some of them and does not give notice thereof to the Bank within 48 hours;

      (p) if the Company passes a resolution to merge with another company, (other than Medvision) whether as absorbing or target company, as defined in the Companies Law, 5759-1999; and in the opinion of the Bank the matter may adversely affect the ability of the company to repay the credit

      (q) if any license, consent, approval or registration of any of the intellectual property rights of the Company is denied, becomes void, suspended or is materially prejudiced, and has a material effect on the Company.

      (r) if it appears to the Bank that there has been a material change to the business plan of the company or the type of business activity in which the company engages without the Bank's prior written consent;

15.   (a)   In each of the cases set out in the preceding  clause,  the Bank may take all the steps it deems fit in order to collect  all the Secured
            Sums, realise the collateral in any way that the law permits and exercise all its rights pursuant to this Debenture, including realising the Charged Property, in whole or parts and applying the proceeds thereof in discharge of the Secured Sums, without the Bank having to enforce or realise any other guarantees or collateral that it might have.

      (b) Upon the giving of such notice (if any) as may be required by law, the Bank may, as the Company's attorney, for which purpose the Company irrevocably appoints the Bank as its attorney, sell the Charged Property and any part of it by auction, public sale, private sale or otherwise, itself or through others and on conditions at the Bank's absolute discretion, and the Bank may itself or by the court or execution office realise the collateral granted to it pursuant to this Debenture or otherwise by the appointment of a receiver or receiver and manager on behalf of the Bank (and the Company agrees in advance to any person or legal entity that the Bank appoints or proposes as receiver and manager as aforesaid) and amongst his other powers, he may:

            (1)   take possession of all or any of the Charged Property;

            (2) manage the Company's business or take part in its management as he deems fit;

            (3) sell or let and/or agree to the sale or letting of the Charged Property, in whole or parts, or otherwise transfer it on such conditions as he deems fit;

            (4) make any other arrangement in respect of all or any of the Charged Property.

16. All income obtained by the receiver and manager from the Charged Property and all proceeds obtained by the Bank and/or the receiver and manager from the sale of the Charged Property or part of it shall be applied:

      (a) firstly, in discharge of all expenses incurred in connection with collecting the Secured Sums, including the expenses and remuneration of the receiver or receiver and manager at such rate as fixed by the Bank;

      (b) secondly, in discharge of the further amounts that are due to the Bank in consequence of the linkage conditions, the interest, damages, commission and expenses now and in future due to the Bank pursuant to this Debenture;

      (c) thirdly, in discharge of the principal of the Secured Sums, or in any other order of application as prescribed by the Bank.

17. In the event that at the time the Charged Property is realised the Secured Sums have not yet fallen due or the Secured Sums are only due to the Bank contingently, the Bank may collect from the proceeds of realisation an amount sufficient to cover the Secured Sums and the amount that it collects shall be charged to the Bank as collateral for them and be retained by the Bank until their discharge.

18. Without derogating from the other provisions of this Debenture, no waiver, forbearance, concession, silence or abstinence (hereinafter referred to as "Waiver") on the part of the Bank in respect of the non-performance or partial or incorrect performance of any of the Company's obligations pursuant to this Debenture shall be construed as a Waiver by the Bank of any right and it shall only be treated as acquiescence limited to the specific instance in which it was given.

      Any Waiver that the Bank grants to any party to a bill that the Bank holds pursuant to this Debenture shall have no effect whatsoever on the Company's obligations.

19.   (a)   If and  insofar  as the  Company  is made  liable  or  treated  as a guarantor (hereinafter referred to as the "Guarantor Company"), the Company hereby agrees that the Bank may:

            (1) take (or refrain from taking) proceedings in accordance with the law in order to realise the collateral and/or collect the said amounts, without the Bank first being liable to apply to the guaranteed debtors to discharge the said amounts that are due from them to the Bank;

            (2) stop, modify, increase, reduce or renew any credit or other banking service that has been and/or is in future given to the debtors;

            (3) grant an extension of time and/or similar concession in connection with the discharge of the said amounts;

            (4) replace, renew, release, amend, refrain from performing or realising collateral or other guarantees that the Bank now or in future holds, whether received by it from the guaranteed debtors or others;

            (5)   compromise with the guaranteed debtors or others.

            (6)   Change the interest rate or fees.

            The guarantor Company hereby agrees that the doing of any of the said acts by the Bank shall not vest it with any right to alter or revoke its obligations to the Bank.

      (b)   Deleted.

20. The Company confirms that the Bank's books and accounts are acceptable to it, shall be deemed correct and shall serve as conclusive evidence against it of all their particulars, including as regards the computation of the Secured Sums, the details of the bills and guarantees and the other collateral and every other matter relating to this Debenture.

      The expression "the Bank's books" means every statement or copy statement and every loan contract or deed signed by the Company, and the expression "accounts" means every record or copy record, whether entered or copied in handwriting or typewriter or entered or copied by means of printing, duplication or photocopying or by means of any electrical or electronic technical instrument, including microfilm.

21. The Bank may at any time, at its discretion, without needing the Company's consent, transfer to another this Debenture and the rights pursuant hereto, including the collateral, in whole or parts, and any transferee may also transfer the said rights without requiring further consent from the Company. The transfer may be made by endorsement of the Debenture or in such other manner as the Bank deems fit, provided that such transfer shall be made to a Banking Corporation in Israel or abroad.

22. The Bank may deposit the collateral that has been or is in future given pursuant to this Debenture or any of it with a bailee at its discretion at the Company's expense and from time to time replace the bailee, and the Bank may also register all or any of the said collateral with any legally competent authority. The Bank is authorized to file financing statements and otherwise register the charges, pledges and security interests herein granted in any governmental office, and upon request by the Bank, the Company will join in signing any such financing statement or other registration (and hereby irrevocably appoints the Bank as its attorney in fact to execute any such financing or other registration).

23.   (a)   The grant of this Debenture is without prejudice to the Bank's right to collect the Secured Sums otherwise than by realisation of this Debenture.

      (b) The realisation of this Debenture shall be without prejudice to the Bank's right to collect from the Company the remainder of the Secured Sums that have not been discharged by realisation of the Debenture.

24. All expenses in connection with this Debenture, its stamping and registration, the realisation of the collateral (including the professional fees of the Bank's advocates) and also insurance, bailment, maintenance and repair of the Charged Property shall be paid by the Company to the Bank on its first demand, plus interest at the maximum rate prevailing at the Bank for the time being on unauthorised withdrawals and defaults on approved overdraft accounts from the date of demand until full discharge. Until their full discharge all the said expenses shall be secured by this Debenture.

25.   In this Debenture:

      (a) "Bank" means United Mizrahi Bank Ltd and each one of its branches existing on the date hereof and/or opened anywhere in the future and also the Bank's successors and assigns;

      (b)   "bills"  means  promissory  notes,   bills  of  exchange,   cheques,
            undertakings, guarantees, collateral, bills of lading, deeds of deposit and all other negotiable instruments;

      (c)   the recitals to this Debenture constitute an integral part of it;

      (d)   should  this  Debenture  be  signed  by two  or  more  persons,  the
            signatories   shall  be  jointly  and   severally   liable  for  the
            performance of all the obligations pursuant to this Debenture.

26.

      (a) Any notice posted by the Bank to the Company by registered or ordinary mail at the address specified above, of which the Company shall give the Bank written notice, shall be deemed duly received by the Company within 48 hours of the time the letter containing the notice was posted.

      (b) The Company hereby irrevocably designates, appoints and empowers Mr. Noam Allon in Israel, to receive for and on behalf of the Company service of process issued out of the courts of the State of Israel or by or on behalf of the Bank or in any other manner in any legal action or proceedings arising out of or in connection with this Debenture.

      (c) If any process agent appointed pursuant to Clause 26(b) (or any successor thereto) shall cease to exist for any reason where process may be served, the company will forthwith appoint another process agent with an office in Israel where process may be served and will forthwith notify the Agent thereof.

27. The competent court in California is hereby vested with jurisdiction for the purpose of this Debenture but the courts of the City of Tel-Aviv shall also have jurisdiction over any dispute arising from or in connection with the existence, the interpretation, the performance, enforcement or the termination of this Debenture.

28. This Debenture shall be governed by, and construed in accordance with, the laws of the State of Israel, without regard to its rules on conflicts of laws or choice of law, except to the extent that the perfection or registration of any charge, pledge or security interest hereunder, in respect of any particular Changed Property, is governed by the law of a jurisdiction other than the State of Israel.

29.   Special conditions:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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                       AS WITNESS THE HAND OF THE COMPANY



                                ----------------
                                   The Company



Debenture Ois -

APPENDIX A

The charge shall also govern all the rights of the Company, inclusive of the intellectual property rights, as currently and at any time in future existing, whether or not they are registered, including where applications for registration have been submitted in respect thereof, as well as:

(a) any know-how, inventions, patents, trademarks, models, designs, trade names, copyrights, and technological processes and applications;

(b)   Internet  domain  names,  licenses,   franchise  agreements,  user  rights
      agreements, drawings, computer software, trade secrets and customer lists;

      all whether or not the rights of the Company were registered, or whether the aforesaid rights are currently and at any time in future existing.

In respect of the aforesaid intellectual property rights, or any part thereof, the Company undertakes to ensure that the Company itself, as well as any of its subsidiaries:

(a) shall perform all the appropriate registrations and shall pay all the costs and fees necessary to safeguard and protect the intellectual property rights of the Company and/or of its subsidiaries and/or the registration thereof;

(b) shall take all steps necessary, including legal action, to prevent any third party from prejudicing these intellectual property rights;

(c) shall not sell, transfer, lease or grant a user license, save for any license arrangements with a third party which is not an affiliated party, made during the regular course of business and for fair consideration.



Debenture Ois -